Statements of Net Assets Available for Benefits - The Lincoln Electric Company Employee Savings Plan - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 1,265,456,118	$ 1,090,942,959
Receivables:
Notes receivable from participants	16,358,531	14,845,972
Employer contributions receivable		7,555
Total receivables	16,358,531	14,853,527
Total assets	1,281,814,649	1,105,796,486
Net assets available for benefits	$ 1,281,814,649	$ 1,105,796,486